Exhibit 99.13


                              AMENDED AND RESTATED
                    EXECUTIVE SALARY CONTINUATION AGREEMENT
                    ---------------------------------------

     THIS AGREEMENT is made and entered into this 13th day of June, 2003, by and between SAN JOAQUIN BANK, a corporation organized under the laws of the State of California (hereinafter referred to as the "Employer"), and STEPHEN ANNIS, an individual residing in the State of California (herein after referred to as the "Executive"). This Agreement is an amendment and restatement of an Amended and Restated Executive Salary Continuation Agreement between the parties dated May 15, 2000.

                                    RECITALS
                                    --------

     WHEREAS, the Executive is an employee of the Employer and is serving as its Chief Financial Officer;

     WHEREAS, the Executive's experience and knowledge of the affairs of the Employer and the banking industry are extensive and valuable;

     WHEREAS, it is deemed to be in the best interests of the Employer to provide the Executive with certain salary continuation benefits, on the terms and conditions set forth herein, in order to reasonably induce the Executive to remain in the Employer's employment; and

     WHEREAS, the Executive and the Employer wish to specify in writing the terms and conditions upon which this additional compensatory incentive will be provided to the Executive, or to the Executive's designated beneficiaries, as the case may be;

     NOW, THEREFORE, in consideration of the services to be performed in the future, as well as the mutual promises and covenants contained herein, the Executive and the Employer agree as follows:

                                   AGREEMENT
                                   ---------

     1.   TERMS AND DEFINITIONS.
          ---------------------

          1.1 ADMINISTRATOR. The Employer shall be the "Administrator" and, solely for the purposes of ERISA, the "fiduciary" of this Agreement where a fiduciary is required by ERISA.

          1.2 ANNUAL BENEFIT. The term "Annual Benefit" shall mean an annual amount of Sixty-Three Thousand One Hundred Sixty-Three Dollars ($63,163), which represents fifty percent (50%) of Executive's total compensation as of May 15, 2000 of One Hundred Twenty-Six Thousand Three Hundred Twenty-Six Dollars ($126,326) determined by adding annual salary of One Hundred Three Thousand Four Hundred Sixty-Three Dollars ($103,463) to the bonus of Twenty-Two Thousand Eight Hundred Sixty-Three Dollars ($22,863) awarded to Executive in February of 2000. In any year from and after May 15, 2000 that Executive's total compensation (current salary plus bonus paid in such year) increases, the annual benefit shall be increased to an amount equal to fifty percent (50%) of such total compensation. No decrease in Annual Benefit shall be made in any year when Executive's total compensation shall decrease, whether by reason of a decrease

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in regular payroll  payments or by a decrease in or elimination of bonus, or if, as of December 31, 2008, actual compensation is less than that deemed pursuant to the foregoing. Employer's Board of Directors may by resolution duly passed and communicated in writing to Executive, freeze the Annual Benefit at a given dollar amount but may not decrease a level once established. Once the payment of the Annual Benefit has commenced, the Annual Benefit shall be increased annually commencing in 2001 by at least the increase in the Consumer Price Index ("CPI") for the preceding calendar year, up to a maximum of two percent (2%); provided, however, such maximum shall be increased up to the total dollar amount that all past aggregate CPI increases to the Annual Benefit are less than the dollar amount of all potential aggregate increases determined as if the CPI had actually been two percent (2%) in all such past years. Thus, if in a year the Annual Benefit could have increased by $3,500 but only increased by $2,000 because actual CPI was less than 2%, the $1,500 difference shall be used in the future to increase the Annual Benefit when CPI is greater than 2%.

          1.3 APPLICABLE PERCENTAGE. The term "Applicable Percentage" shall mean that percentage listed on Schedule "A," attached hereto, which is adjacent to the number of complete years (with a "year" being the performance of personal services for or on behalf of the Employer as an employee for a period of 365 days) which have elapsed starting from the Effective Date of this Agreement and ending on the date the Executive's employment terminates for purposes of this Agreement. In the event that Executive's employment with Employer is terminated other than by reason of death, Disability or Retirement on the part of the Executive, Executive shall be deemed for purposes of determining the number of complete years to have completed a year of service in its entirety for any partial year of service after the last anniversary date of the Effective Date during which the Executive's employment is terminated, provided that in no event shall Executive be deemed to have completed a year of service for any partial year if the partial year occurs prior to the first anniversary date of this Agreement. For purposes of this Agreement, employment shall include service on the Employer's Board of Directors regardless of whether Executive continues as a common law employee of the Employer.

          1.4 BENEFICIARY. The term "beneficiary" or "designated beneficiary" shall mean the person or persons whom the Executive shall designate in a valid Beneficiary Designation, a copy of which is attached hereto as Exhibit "B," to receive any Joint and Survivor Annuity payments to be made after the death of the Executive and the Surviving Spouse. A Beneficiary Designation shall be valid only if it is in the form attached hereto and made a part hereof and is received by the Administrator prior to the Executive's death.

          1.5 CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended (the "Code").

          1.6  DISABILITY/DISABLED.  The  term  "Disability" or "Disabled" shall have the same meaning given such term in the principal disability insurance policy covering the Executive, which is incorporated herein by reference. In the event the Executive is not covered by a disability policy containing a definition of "Disability" or "Disabled," these terms shall mean an illness or incapacity which, having continued for a period of one hundred eighty (180) consecutive days, prevents the Executive from adequately performing the
Executive's regular employment duties. The determination of whether the Executive is Disabled shall be made by an independent physician selected by mutual agreement of the parties. In no event shall the Executive be treated as

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Disabled  if  the  Executive  is  performing  services  in  any  capacity  for a
"competitor," as defined in section 3.5.

          1.7 EARLY RETIREMENT DATE. The term Early Retirement Date means the Retirement (as defined below) of the Executive on a date which occurs after Executive has attained age sixty (60).

          1.8 EFFECTIVE DATE. The term "Effective Date" shall mean the date upon which the Executive Salary Continuation Plan was originally approved by the Board of Directors of Employer, to wit, October 3, 1996.

          1.9 ERISA. The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          1.10 JOINT AND SURVIVOR ANNUITY. The term "Joint and Survivor Annuity" shall mean a stream of payments, each one of which is equal to one hundred percent (100%) of the Annual Benefit for the life of the Executive and sixty-five percent (65%) of the Annual Benefit for the life of the Surviving Spouse, that is paid on an annual basis over a period of time that continues until the death of the last to die of the Executive or the Surviving Spouse; PROVIDED, HOWEVER, that if the Executive and the Surviving Spouse both die before expiration of five (5) years after the Executive's Retirement Date, payments of sixty-five percent (65%) of the Annual Benefit will be made to the Beneficiary until the date that is five (5) years after the Retirement Date. The payment of the herein described percentages of the Annual Benefit in the form of the Joint and Survivor Annuity is based upon the assumption that such payments would begin on the Executive's Retirement Date and the life expectancies of the Executive and the Surviving Spouse on the Retirement Date. Accordingly, if payments of the Annual Benefit are to begin on a date that is earlier or later than the Executive's Retirement Date, the Annual Benefit will be actuarially adjusted to reflect the increased or decreased life expectancies, respectively, over which the Annual Benefit is to be paid. For purposes of making such actuarial adjustments, life expectancy shall be computed using the expected return multiples in Table V of Section 1.72-9 of the United States Federal Treasury Regulations and a capitalization rate of five percent (5%).

          1.11 PLAN YEAR. The term "Plan Year" shall mean the calendar year.

          1.12 RETIREMENT. The term "Retirement" or "Retires" shall refer to the date (on or after the Retirement Date or Early Retirement Date) on which the Executive gives notice of his intent to retire and substantially reduces the scope of his employment with the Employer.

          1.13 RETIREMENT DATE. Retirement Date means the date the Executive reaches age sixty-five (65).

          1.14 SURVIVING SPOUSE. The term "Surviving Spouse" shall mean Nancy Annis, who is the person legally married to the Executive on the date of this Agreement.

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     2.   SCOPE, PURPOSE AND EFFECT.
          -------------------------

          2.1 CONTRACT OF EMPLOYMENT. Although this Agreement is intended to provide the Executive with an additional incentive to remain in the employ of the Employer, this Agreement shall not be deemed to constitute a contract of employment between the Executive and the Employer, nor shall any provision of this Agreement restrict or expand the right of the Employer to terminate the Executive's employment. This Agreement shall have no impact or effect upon any separate written Employment Agreement which the Executive may have with the Employer, it being the parties' intention and agreement that unless this Agreement is specifically referenced in said Employment Agreement (or any modification thereto), this Agreement (and the Employer's obligations hereunder) shall stand separate and apart and shall have no effect upon, nor be affected by, the terms and provisions of said Employment Agreement.

          2.2 FRINGE BENEFIT. The benefits provided by this Agreement are granted by the Employer as a fringe benefit to the Executive and are not a part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payments or bonus in lieu of the benefits provided by this Agreement. The benefits provided under this Agreement are in lieu of any benefits that otherwise would be provided to Executive under that certain Life Insurance Endorsement Method Split Dollar Plan Agreement between the Employer and the Executive, which the parties agree will be cancelled and thereafter be of no further force and effect.

     3.   Payments of Annual Benefit.
          --------------------------

          3.1 PAYMENTS AT OR AFTER RETIREMENT. If the Executive shall remain in the continuous employment of the Employer until his Retirement Date, the Annual Benefit, as defined above, shall be paid in the form of the Joint and Survivor Annuity. Each year the Annual Benefit will be paid in twelve (12) equal monthly payments on the first day of each month during the year, beginning with the month following the Retirement Date. If the Executive continues employment alter his Retirement Date, payment of his Annual Benefit shall commence on the date of his actual Retirement and such Annual Benefit shall be actuarially adjusted in accordance with section 1.10 to reflect the postponement of payment of the Annual Benefit.

          3.2 PAYMENTS IN THE EVENT OF DEATH. If the Executive dies before he actually Retires, the Executive's Annual Benefit shall be reduced by determining the discounted value of the Annual Benefit based on a capitalization rate of five percent (5%) for the period of time, if any, by which the date of the Executive's death is earlier than the Executive's normal Retirement Date. The Applicable Percentage shall be one hundred percent (100%) and annual payments of sixty-five percent (65%) of the Annual Benefit, as adjusted herein, shall be made to the Surviving Spouse or Beneficiary, as the case may be, until the later of the death of the Surviving Spouse or the expiration of five (5) years from the Executive's Retirement Date, with each installment to be paid on the first day of each month, commencing with the month following the Executive's death. Each installment shall consist of one-twelfth (1/12) of the Applicable
Percentage of sixty-five percent (65%) of the Annual Benefit, as actuarially adjusted in accordance with section 1.10.

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          3.3  PAYMENTS IN THE EVENT OF  DISABILITY.  If  the Executive  becomes
Disabled while actively employed by the Employer at any time after the date of this Agreement but prior to Retirement, the Executive shall: (i) for purposes of this section 3.3 only continue to be treated during such period of Disability as being gainfully employed by the Employer with an annual compensation equal to his annual compensation at the time of Disability, increased by two percent (2%) each year thereafter; PROVIDED HOWEVER, the Executive shall not, by virtue of this provision actually be paid salary by the Employer and shall not be credited with additional years of service during the Executive's Disability for the purpose of determining the Annual Benefit; and (ii) be entitled to be paid the Applicable Percentage, of the Annual Benefit, as set forth on Schedule "A," for life, with each installment to be paid on the first day of each month beginning with the month following the month in which the Executive attains sixty-five
(65) years of age. If Executive ceases to receive Disability benefits under the Executive's principal Disability insurance policy and does not, at such time, return to, and thereafter fulfill the responsibilities associated with, the employment position held with the Employer prior to becoming Disabled by reason of such Disability continuing, then Executive shall receive for life payments of the Applicable Percentage of the Annual Benefit, as actuarially adjusted in accordance with section 1.10. Notwithstanding anything to the contrary set forth in this section 3.3, if the Executive is eligible for Early Retirement at the time Executive becomes Disabled, the Executive may elect, by giving written notice to the Employer, to take Early Retirement benefits under section 3.5 in lieu of Disability benefits under this section 3.3.

          3.4 PAYMENTS IN THE EVENT EMPLOYMENT IS TERMINATED BY REASON OTHER THAN DISABILITY, SALE OF BUSINESS, EARLY RETIREMENT OR RETIREMENT. As indicated in section 2.1 above, the Employer reserves the right to terminate the Executive's employment, with or without cause but subject to any written employment agreement which may then exist. In the event that the employment of the Executive is terminated prior to the Early Retirement Date for any reason other than by reason of Disability or Sale of Business, the Executive shall be entitled to be paid the Applicable Percentage of the Annual Benefit, as determined by the applicable years of service at the time of the Executive's termination of employment with the Employer. The method for paying such amount shall be the Joint and Survivor Annuity, with each installment to be paid on the first day of each month, beginning with the month following the month in which the Executive attains sixty-five (65) years of age.

          3.5 PAYMENTS IN THE EVENT THE EXECUTIVE ELECTS EARLY RETIREMENT. If the Executive shall remain in the continuous employment of the Employer until his Early Retirement Date and shall then Retire, the Executive's Annual Benefit shall be reduced by determining the discounted value of the Annual Benefit based on a capitalization rate of five percent (5%) for the period of time between the selected Early Retirement Date and the Executive's normal Retirement Date. The Applicable Percentage shall be 100% and the method for paying the Annual Benefit, as adjusted herein, shall be the Joint and Survivor Annuity, with each installment to be paid on the first day of each month, following the month of the Executive's Early Retirement. Each installment shall consist of one-twelfth (1/12) of the Applicable Percentage of the reduced Annual Benefit, as actuarially adjusted in accordance with section 1.10. Prior to the date the Executive reaches age sixty-five (65), no payments shall be made under this section 3.5 during any period in which the Executive is performing services for a competitor of the Employer. Such payments shall be forfeited and shall not be used to actuarially increase the Early Retirement payments which shall recommence upon the earlier of the date the Executive reaches age sixty-five

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(65) or ceases to work for such competitor. The term "competitor" shall refer to a  business  entity  conducting  a  business  competitive  to one  conducted  by
Employer,   but   only   if  the   Executive   is   providing   services   in  a
California county where Employer conducts business.

     4. RABBI TRUST. The Employer shall establish a grantor trust (commonly referred to as a "rabbi trust") and contribute assets to such trust to provide for the payment of the amounts which may become payable to the Executive, the Executive's spouse or the Executive's beneficiaries under the terms of this Agreement. The Executive shall not have any ownership interest in the assets held in such trust. The assets of such trust shall only be available to the Employer in the event of bankruptcy or insolvency of the Employer, in which case the benefits shall be available to the Employer's general creditors.

     5. TAX TREATMENT. The Employer's obligation to pay benefits under this Agreement is not contingent on the tax treatment of any such benefits, regardless of whether there is a change in the law with respect to the tax treatment of such benefit after the Effective Date of this Agreement.

     6. CLAIMS PROCEDURE. The Employer shall notify the Executive or the Executive's beneficiary ("Claimant") in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Employer determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (i) the specific reason for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Employer determines that there are special circumstances requiring additional time to make a decision, the Employer shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

     7. REVIEW PROCEDURE. If the Claimant is determined by the Employer not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Employer by filing a petition for review with the Employer within sixty (60) days after receipt of the notice issued by the Employer. Said petition shall state the specific reason which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Employer of the petition, the Employer shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Employer orally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Employer shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period, at the election of the Employer, but notice of this deferral shall be given to the Claimant.

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     8.   STATUS OF AN  UNSECURED GENERAL CREDITOR.   Notwithstanding   anything
contained herein to the contrary: (i) neither the Executive, the Executive's spouse nor the Executive's beneficiary shall have any legal or equitable rights, interests or claims in or to any specific property or assets of the Employer;
(ii) except as expressly provided for herein, none of the Employer's assets shall be held in or under any trust for the benefit of the Executive, the Executive's spouse or the Executive's beneficiary or held in any way as security for the fulfillment of the obligations of the Employer under this Agreement;
(iii) all of the Employer's assets shall be and remain the general unpledged and unrestricted assets of the Employer, (iv) the Employer's obligation under this Agreement shall be that of an unfunded and unsecured promise by the Employer to pay money in the future; and (v) the Executive, the Executive's spouse and the Executive's beneficiary shall be unsecured general creditors with respect to any benefits which may be payable under the terms of this Agreement.

     9. COVENANT NOT TO INTERFERE. The Executive agrees not to take any action which prevents the Employer from collecting the proceeds of any life insurance policy or annuity which the Employer or the trust described in section 4 may happen to own at the time of the Executive's Retirement or death and of which the Employer is the designated beneficiary.

     10.  MISCELLANEOUS.

          10.1 OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL. The Executive acknowledges that he has been afforded the opportunity to consult with independent counsel of his choosing regarding both the benefits granted to him under the terms of this Agreement and the terms and conditions which may affect the Executive's right to these benefits. The Executive further acknowledges that he has read, understands and consents to all of the terms and conditions of this Agreement, and that he enters into this Agreement with a full understanding of its terms and conditions.

          10.2 LARCENY CONVICTION. In the event that the Executive is duly convicted by a court of competent jurisdiction of a felony charge of robbing or embezzling from the Employer whereby the Employer suffers loss, then upon such conviction, the Employer is not obligated to make any payments provided by this Agreement or any further payments, if payments have already begun. This section
10.2 is not intended to put the Executive's receipt of payments in jeopardy for business decisions made during the ordinary course of employment.

          10.3 ATTORNEYS' FEES. In the event of any arbitration or litigation concerning any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof; the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs incurred in connection therewith or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator(s) or court, as the case may be, to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

          10.4 NOTICE. Any notice required or permitted of either the Executive or the Employer under this Agreement shall be deemed to have been duly given, if by personal delivery, upon the date received by the party or its authorized representative; if by facsimile, upon transmission to a telephone number

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previously  provided  by the  party  to whom the  facsimile  is  transmitted  as reflected in the records of the party transmitting the facsimile and upon reasonable confirmation of such transmission; and if by mail, on the third day after mailing via U.S. first class mail, registered or certified, postage prepaid and return receipt requested, and addressed to the party at the address given below for the receipt of notices, or such changed address as may be requested in writing by a party.

     If to the Employer:                  Bruce Maclin
                                          Chairman of the Board
                                          San Joaquin Bank
                                          Post Office Box 9129
                                          Bakersfield, CA 93389

     If to the Executive:                 Stephen Annis
                                          15824 Marty Avenue
                                          Bakersfield, CA 93312

          10.5 ASSIGNMENT. Neither the Executive, the Executive's spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, hypothecate, modify or otherwise encumber any part or all of the amounts payable hereunder, nor, prior to payment in accordance with the terms of this Agreement, shall any portion of such amounts be: (i) subject to seizure by any creditor of any such beneficiary, by a proceeding at law or in equity for the payment of any debts, judgments, alimony or separate maintenance obligations which may be owned by the Executive, the Executive's spouse, or any designated beneficiary; or (ii) transferable by operation of law in the event of bankruptcy, insolvency or otherwise. Any such attempted assignment or transfer shall be void and shall terminate this Agreement, and the Employer shall thereupon have no further liability hereunder.

          10.6 BINDING EFFECT/MERGER OF REORGANIZATION. This Agreement shall be binding upon and inure to the benefit of the Executive and the Employer and, as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns. Accordingly, the Employer shall not merge or consolidate into or with another corporation, or reorganize or sell substantially all of its assets to another corporation, firm or person, unless and until such succeeding or continuing corporation, firm or person agrees to assume and discharge the obligations of the Employer under this Agreement. Upon the occurrence of such event, the term "Employer" as used in this Agreement shall be deemed to refer to such surviving or successor firm, person, entity or corporation.

          10.7 NONWAIVER. The failure of either party to enforce at any time or for any period of time any one or more of the terms or conditions of this Agreement shall not be a waiver of such term(s) or condition(s) or of that party's right thereafter to enforce each and every term and condition of this Agreement.

          10.8 PARTIAL INVALIDITY. If any term, provision, covenant or condition of this Agreement is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant or condition invalid, void or unenforceable, and

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the Agreement shall remain in full force and effect notwithstanding such partial invalidity.

          10.9 ENTIRE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties with respect to the subject matter of this Agreement and contains all of the covenants and agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no other representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any parry, which are not set forth herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding on either party.

          10.10 MODIFICATIONS.   Any  modification  of this  Agreement  shall be
effective only if it is in writing and signed by each party or such party's authorized representative.

          10.11 PARAGRAPH HEADING. The paragraph headings used in this Agreement are included solely for the convenience of the parties and shall not affect or be used in connection with the interpretation of this Agreement.

          10.12 GOVERNING LAW. The laws of the State of California, except to the extent preempted by any federal laws of the United States and, where applicable, the rules and regulations of: (i) the California Superintendent of Banks; (ii) the Board of Governors of the Federal Reserve System; (iii) the Federal Deposit Insurance Corporation; or (iv) any other regulatory agency or governmental authority having jurisdiction over the Employer, shall govern the validity, interpretation, construction and effect of this Agreement.

     IN WITNESS  WHEREOF,  the Employer and the  Executive  have  executed  this
Agreement  on  the  date  first   above-written  in  the  City  of  Bakersfield,
California.

EMPLOYER:                                    EXECUTIVE:

SAN JOAQUIN BANK

By:  /s/ Bruce Maclin                      /s/ Stephen Annis
   --------------------------------      -------------------------------------
     Bruce Maclin, Chairman                Stephen Annis


By:  /s/ Bart Hill
   --------------------------------
     Bart Hill, President

                                  SCHEDULE "A"

NUMBER OF COMPLETE YEARS WHICH
HAVE ELAPSED SINCE INCEPTION OF

      THE PLAN                                             APPLICABLE PERCENTAGE

         1..........................................................10%
         2..........................................................20%
         3..........................................................30%
         4..........................................................40%
         5..........................................................50%
         6..........................................................60%
         7..........................................................70%
         8..........................................................80%
         9..........................................................90%
         10 .......................................................100%

                                  EXHIBIT "B"

                          BENEFICIARY DESIGNATION FORM
                            FOR AMENDED AND RESTATED
                    EXECUTIVE SALARY CONTINUATION AGREEMENT


PRIMARY BENEFICIARY:

Name                         Address                                Relationship
----                         -------                                ------------
Julie A. Brake               5605 Veneto St.                        Daughter
                             Bakersfield, CA  93308



SECONDARY BENEFICIARY (CONTINGENT):

Any sum payable under the Executive Salary Continuation Agreement after the death of my spouse and me shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.